REGISTRATION RIGHTS AGREEMENT


      THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is dated as of January 14, 2005, by and between VITROTECH CORPORATION, a Nevada corporation (the "Company"), and VITROBIRTH, LLC, a Delaware limited liability company (the "Investor").

                                    RECITALS

      A. The Investor has made an investment in the Company by acquiring one or more senior secured convertible promissory notes of the Company (the "Notes") convertible into shares of the Company's common stock (the "Common Stock") and a warrant to acquire shares of Common Stock (the "Warrant") (collectively, the Notes and Warrant together, the "Securities")

      B. In connection with such purchase of the Securities, and to induce the Investor to consummate such purchase of the Securities, the Company has agreed to enter into this Agreement and to grant to the Investor the rights set forth herein.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, the Investor and the Company (collectively, the "Parties") agree as follows:

      1. DEFINITIONS. For purposes of this Statement:

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

      "Holder" means (i) the Investor, (ii) the partners, members or stockholders of the Investor collectively provided that such partners, members or stockholders act through the Investor or its successor and (iii) any person or entity to whom the Investor or any person or entity identified in clause (ii) of this definition sells, transfers or assigns 25% or more of the Registrable Securities issued pursuant to the Purchase Agreement, any Note or any Warrant, other than in a sale pursuant to Rule 144 under the Securities Act or a registration effected pursuant to this Agreement.


      "Register," "registered," and "registration" refer to a registration for the sale of securities, through an underwriter or otherwise sold to the public, effected by preparing and filing with the Securities and Exchange Commission (the "Commission") a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.


      "Registration Expenses" means all expenses in connection with the Company's performance of or compliance with its obligations under this Agreement, including, without limitation, all (i) registration, qualification and filing fees; (ii) fees, costs and expenses of compliance with federal or state securities or blue sky laws (including reasonable fees, expenses and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities under the laws of such jurisdictions as the managing underwriter or underwriters in a registration, or the Holders' brokers if there is no such underwriter(s), may designate, subject to the limitation as set forth in subsection (h) of Section 5 hereof); (iii) printing expenses; (iv) messenger, telephone and delivery expenses; (v) fees, expenses and disbursements of counsel for the Company and of all independent certified public accountants retained by the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance); (vi) Securities Act liability insurance if the Company so desires;
(vii) fees, expenses and disbursements of any other individuals or entities retained by the Company in connection with the registration of the Registrable Securities; (viii) fees, costs and expenses incurred in connection with the listing of the Registrable Securities on each national securities exchange or automated quotation system on which the Company has made application for the listing of its Common Stock; and (ix) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties and expenses of any annual audit). Registration Expenses shall not include selling commissions, discounts or other compensation paid to underwriters or other agents or brokers to effect the sale of Registrable Securities or counsel fees incurred by Holders in connection with any registration that are not specified in the immediately preceding sentence.

      "Registrable Securities" means any shares of Common Stock of the Company owned by any Holder or that may be acquired by any Holder upon the conversion of any convertible security or the exercise of any warrant, option or other right owned by any Holder, but only to the extent such shares constitute "restricted securities" under Rule 144 under the Securities Act.

      "Requestor" means the Holder or Holders requesting the registration in question. Actions taken by the Requestor shall be taken by those Holders making such request who hold a majority of the Registrable Securities held by such Holders.

      "Securities Act" means the Securities Act of 1933, as amended, or any successor statute.

      2. DEMAND REGISTRATIONS.

            (a) REQUEST FOR REGISTRATION. If at any time after the date hereof (but in no event prior to such time as one or more Holders exercises its conversion rights under Section 6 of the Note) one or more Holders who in the aggregate hold at least 25% of the Registrable Securities submits a written request (a "Demand Notice") to the Company that the Company register Registrable Securities under and in accordance with the Securities Act (a "Demand Registration"), then the Company shall:

                  (i) within three (3) business days after receipt of such Demand Notice, give written notice of the proposed registration to all other Holders;

                  (ii) prepare and file a registration statement (on Form S-1, S-3, or other available form) within forty-five (45) days after receipt of the Demand Notice, in accordance with Section 5 below, as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities by the Holder as are specified in such request (but in no event less than lower of (a) 50% percent of Holder's Registrable Securities or (b) $500,000 per effective registration), together with all or such portion of the Registrable Securities of any Holders joining in such request as are specified in written requests received by the Company within 20 days after the date the Company mails the written notice referred to in clause (i) above; as selling stockholders and not underwriters unless otherwise requested by Holder; and


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

                  (iii) use diligent efforts to effect such registration (and shall be required to cause only 2 such registrations to become effective) as soon as practicable, but in no event more than one hundred twenty (120) days following receipt of the Demand Notice.

      If at any time or from time to time after the effective date of any registration statement filed pursuant to this Section 2, the Company notifies the Holders in writing of the existence of a Potential Material Event (as defined below), the Holders shall not offer or sell any Registrable Securities or engage in any other transaction involving or relating to Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until the Holders receive written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Company may not so suspend the right to such holders of Registrable Securities for more than thirty (30) days in the aggregate during any twelve month period, during the period the registration statement is required to be in effect, and if such period is exceeded, such event shall be a Registration Default and subject to liquidated damages as set forth in Section 2(d) hereof. If a Potential Material Event shall occur or exist on the date a registration statement is required to be filed, then the Company's obligation to file such registration statement shall be delayed without penalty for not more than thirty (30) days, and such delay or delays shall not constitute a Registration Default. Such thirty (30) day period shall not be in addition to the thirty (30) day period allowed during the period the registration statement is required to be in effect. The Company must, if lawful, give the Holders notice in writing at least two (2) trading days prior to the first day of the blackout period. The Company will pay all registration expenses in connection with any withdrawn request for registration.

      "Potential Material Event" means the possession by the Company of material information not ripe for disclosure in a registration statement, as determined in good faith by the Board of Directors of the Company, and where disclosure of such information in a registration statement would be detrimental to the business and affairs of the Company, which determination shall be accompanied by certificate from the President or Chief Executive Officer of such determination by the Board of Directors and a good faith determination by the President, Chief Executive Officer or the Board of Directors of the Company that the applicable Registration Statement would be materially misleading absent the inclusion of such information.

      Notwithstanding the foregoing, the Company shall not be required to effect any registration requested within less than 120 days after the filing of another registration filed by the Company in which all of the Registrable Securities requested to be included in such registration by participating Holders were so included.

            (b) UNDERWRITING. In connection with any registration under this
Section 2, if the Requestors intend to distribute the Registrable Securities covered by their request by


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

means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2(a). In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. The Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement with one or more underwriters selected by the Requestors having terms and conditions customary for such agreements (which underwriter or underwriters shall be reasonably acceptable to the Company) . Notwithstanding any other provision of this Section 2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in such registration. The Company shall so advise all Holders distributing Registrable Securities through such underwriting, and the Securities that may be included in the registration and underwriting shall be allocated in proportion, as nearly as practicable, to the respective amounts of Registrable Securities required to be included (determined without regard to any requirement of a request to be included in such registration) in such registration held by all Holders at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder to the nearest 100 shares.

            (c) SHELF REGISTRATION. If at the time the Company registers Registrable Securities under the Securities Act pursuant to this Section 2, the sale or other disposition of such Registrable Securities by the Holders may be made pursuant to a registration statement on Form S-3 (or any successor form that permits the incorporation by reference of future filings by the Company under the Exchange Act), and such registration statement, unless otherwise directed by the Requestor, shall be filed as a "shelf" registration statement pursuant to Rule 415 under the Securities Act (or any successor rule) . Any such shelf registration shall cover the disposition of all Registrable Securities in one or more offerings, block transactions, broker transactions, at-market transactions and in such other manner or manners as may be specified by the Requestor. Except as provided in Section 5(b) hereof, the Company shall use its reasonable best efforts to keep such "shelf" registration continuously effective as long as the delivery of a prospectus is required under the Securities Act in connection with the disposition of the Registrable Securities registered thereby and in furtherance of such obligation, shall supplement or amend such registration statement if, as and when required by the rules, regulations and instructions applicable to the form used by the Company for such registration or by the Securities Act or by any other rules and regulations thereunder applicable to shelf registrations.

            (d) REGISTRATION DEFAULT. In the event that (i) the registration statement to be filed by the Company pursuant to this Section 2 is not filed with the SEC within forty-five (45) days from receipt of the Demand Notice, (ii) such Registration Statement is not declared effective by the SEC within the earlier of one hundred twenty (120) days from receipt of the Demand Notice or five (5) days of clearance by the Commission to request effectiveness or (iii) such Registration Statement is not maintained as effective by the Company for the period set forth in Section 2(c) above (each a "Registration Default") then the Company will pay Holder (pro rated on a daily basis) in cash or, at the option of the Holder, in Common Stock based upon the closing price on the trading day prior to the date of payment, as liquidated damages for such failure and not as a penalty, two percent (2%) of the aggregate market value of common stock registered for each thirty (30) days thereafter until such Registration Statement has been filed or declared effective, as the case may be. Such payment of the liquidated damages shall be made to the Holders in cash, within five (5) calendar days of demand, provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register the Registrable Securities pursuant to this Section. Notwithstanding anything to the contrary contained herein, a failure to maintain the effectiveness of a filed registration statement or the ability of a Holder to use an otherwise effective registration statement to effect resales of Registrable Securities during the period after forty-five (45) days and within ninety (90) days from the end of the Company's fiscal year resulting solely from the need to update the Company's audited financial statements contained or incorporated by reference in such registration statement shall not constitute a Registration Default and shall not trigger the accrual of liquidated damages hereunder. If the Company does not remit the payment to the Holders as set forth above, the Company will pay the Holders reasonable costs of collection, including attorneys' fees, in addition to the liquidated damages. The registration of the Registrable Securities pursuant to this provision shall not affect or limit the Holders' other rights or remedies as set forth in this Agreement.

      3. COMPANY REGISTRATION.

            (a) NOTICE OF REGISTRATION. If at any time or from time to time, the Company shall determine to register any of its capital stock, whether or not for its own account, other than a registration relating to employee benefit plans or a registration effected on Form S-4, the Company shall:

                  (i) provide to each Holder written notice thereof at least ten days prior to the filing of the registration statement by the Company in connection with such registration; and

                  (ii) include in such registration, and in any underwriting involved therein, all those Registrable Securities specified in a written request by each Holder received by the Company within five days after the Company mails the written notice referred to above, subject to the provisions of
Section 3(b) below.

            (b) UNDERWRITING. The right of any Holder to registration pursuant to this Section 3 shall be conditioned upon the participation by such Holder in the underwriting arrangements specified by the Company in connection with such registration and the inclusion of the Registrable Securities of such Holder in such underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company and take all other actions, and deliver such opinions and certifications, as may be reasonably requested by such managing underwriter. Notwithstanding any other provision of this Section 3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten,


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

the managing underwriter may limit the number of Registrable Securities to be included in such registration. The Company shall so advise all Holders distributing Registrable Securities through such underwriting, and there shall be excluded from such registration and underwriting, to the extent necessary to satisfy such limitation, first shares held by the Holders and, thereafter, to the extent necessary, shares which the Company wishes to register for its own account. As among the Holders as a group, the number of Registrable Securities that may be included in the registration and underwriting shall be allocated in proportion, as nearly as practicable, to the respective amounts of Registrable Securities required to be included (determined without regard to any requirement of a request to be included in such registration) in such registration held by all Holders at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder to the nearest 100 shares.

            (c) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 3 whether or not any Holder has elected to include Registrable Securities in such registration.

      4. EXPENSE OF REGISTRATION. All Registration Expenses incurred in connection with the registration and other obligations of the Company pursuant to Sections 2, 3 and 5 shall be borne by the Company, and all underwriting discounts and selling commissions incurred in connection with any such registrations shall be borne by the Holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Sections 2, 3 or 5, the request of which has been subsequently withdrawn by the Holders unless the withdrawal is based upon material adverse information concerning the Company of which the Holders were not aware at the time of such request.

      5. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this Agreement to effect the registration of Registrable Securities, the Company shall:

            (a) promptly prepare and file with the Commission a registration statement with respect to such Registrable Securities on any form that may be utilized by the Company and that shall permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition thereof, and use its reasonable diligent efforts to cause such registration statement to become effective as promptly as practicable and remain effective thereafter as provided herein, provided that prior to filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of any registration statement, the Company will furnish to each of the Investor whose Registrable Securities are covered by such registration statement, their counsel and the underwriters copies of all such documents proposed to be filed sufficiently in advance of filing to provide them with a reasonable opportunity to review such documents and comment thereon, but in no event less than five (5) business days before expecting a response;

            (b) prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in


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

connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement, including such amendments (including post-effective amendments) and supplements as may be necessary to reflect the intended method of disposition by the prospective seller or sellers of such Registrable Securities, provided that except in the case of a shelf registration under Section 2(c) such registration statement need not be kept effective and current for longer than 120 days subsequent to the effective date of such registration statement;

            (c) subject to receiving reasonable assurances of confidentiality, for a reasonable period after the filing of such registration statement, and throughout each period during which the Company is required to keep a registration effective, make available for inspection by the selling holders of Registrable Securities being offered, and any underwriters, and their respective counsel, such financial and other information and books and records of the Company, and cause the officers, directors, employees, counsel and independent certified public accountants of the Company to respond to such inquiries as shall be reasonably necessary, in the judgment of such counsel, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act;

            (d) promptly, but in no event within less than two (2) business days, notify the selling Holders of Registrable Securities and any underwriters and confirm such advice in writing, (i) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective,
(ii) of any comments by the Commission, by the National Association of Securities Dealers Inc. ("NASD"), and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by any such entity for amendments or supplements to such registration statement or prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company cease to be true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (vi) at any time when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment, or any document incorporated by reference in any of the foregoing, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

            (e) furnish to each selling holder of Registrable Securities being offered, and any underwriters, prospectuses or amendments or supplements thereto, in such quantities as they may reasonably request and as soon as practicable, that update previous prospectuses or amendments or supplements thereto;


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

            (f) (i) register or qualify the Registrable Securities to be included in a registration statement hereunder under such other securities laws or blue sky laws of such jurisdictions within the United States of America as any selling holder of such Registrable Securities or any underwriter of the securities being sold shall reasonably request, (ii) keep such registrations or qualifications in effect for so long as the registration statement remains in effect and (iii) take any and all such actions as may be reasonably necessary or advisable to enable such holder or underwriter to consummate the disposition in such jurisdictions of such Registrable Securities owned by such holder; PROVIDED, HOWEVER, that the Company shall not be required for any such purpose to (x) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 5(f), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

            (g) cause all such Registrable Securities to be listed or accepted for quotation on each securities exchange or automated quotation system on which the Company's Common Stock then trades; and

            (h) otherwise use reasonable diligent efforts to comply with all applicable provisions of the Securities Act, and rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

      6. INDEMNIFICATION. In the event any of the Registrable Securities are included in a registration statement under this Agreement:

            (a) to the extent permitted by law, the Company will indemnify each Holder who participates in such registration, each of its officers and directors and partners, and each person controlling such Holder within the meaning of
Section 15 of the Securities Act, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance (each, a "Violation"), and the Company will reimburse each such Holder, each of its officers and directors and partners and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any Violation which occurs in reliance upon and in conformity with written information furnished to the


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

Company by an instrument duly executed by such Holder or underwriter and stated to be specially for use therein, and provided further, that the indemnity agreement described in this Section 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld.

            (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein.

            (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought provided that failure to give such prompt notice shall not relieve the Indemnifying Party of its obligations hereunder unless it is materially prejudiced thereby, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) . Such Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be that of such Indemnified Party unless
(i) the Indemnifying Party has agreed to pay such fees and expenses or (ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to such Indemnified Party in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to those available to the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing of an election to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party then shall have the right to employ separate counsel at its own expense and to participate in the defense thereof, and shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be designated in writing by a majority of the Indemnified Parties who are eligible to select such counsel) . No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party may consent to entry of any judgment or enter into any settlement without the prior written consent of the Indemnifying Party.

            (d) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party with respect to such loss, liability, claim, damage or expenses in the proportion that is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      7. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock, the Company shall use reasonably diligent efforts to:

            (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, beginning 90 days after the Company registers a class of securities under Section 12 of the Exchange Act or completes a registered offering under the Securities Act;

            (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

            (c) Furnish to any Holder promptly upon request a written statement as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the Company completes a registered offering under the Securities Act), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), and a copy of the most recent annual or quarterly report of the Company.


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

      8. TERMINATION OF REGISTRATION RIGHTS. No Holder shall be entitled to exercise any right provided for in this Agreement after the earlier of (a) five years after the date hereof and (b) the date all Registrable Securities held by such Holder may be sold in a single three-month period under Rule 144 under the Securities Act.

      9. INFORMATION TO BE PROVIDED BY THE HOLDERS. Each Holder whose Registrable Securities are included in any registration pursuant to this Agreement shall furnish the Company such information regarding such Holder and the distribution proposed by such Holder as may be reasonably requested in writing by the Company and as shall be required in connection with such registration or the registration or qualification of such securities under any applicable state securities law.

      10. "STAND-OFF" AGREEMENT. Each Holder, if requested by the managing underwriter of a registered public offering of securities by the Company, shall agree not to sell or otherwise transfer or dispose of any Registrable Securities or other securities of the Company then held by such Holder for a specified period of time that is customary under the circumstances (not to exceed 180 days) following the effective date of the registration statement for such offering, provided that (a) no such agreement shall be required unless the other principal stockholders of the Company enter into a similar agreement covering the same period of time and (b) such agreement shall contain terms customary for such agreements. The Company may impose stop transfer instructions to enforce any required agreement of the Holders under this Section 10.

      11. MISCELLANEOUS.

            (a) NOTICES. All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given at the time of receipt if delivered by hand or by facsimile transmission or three days after being mailed, registered or certified mail, return receipt requested, with postage prepaid, to the address or facsimile number (as the case may be) listed below the signature of each Party on such Party's signature page hereto if any Party shall have designated a different address or facsimile number by notice to the other Parties given as provided above, then to the last address or facsimile number so designated.

            (b) SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed and interpreted in such manner as to be effective and valid under applicable law.

            (c) WAIVER OR MODIFICATION. Any amendment or modification of this Agreement shall be effective only if evidenced by a written instrument executed by the Company and by Investor that hold a majority of the total Registrable Securities.

            (d) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the principles of conflicts of laws thereof.

            (e) ATTORNEYS' FEES. In the event of any dispute involving the terms hereof, the prevailing parties shall be entitled to collect legal fees and expenses from the other party to the dispute.

            (f) FURTHER ASSURANCES. Each Party agrees to act in accordance herewith and not to take any action that is designed to avoid the intention hereof.

            (g) SUCCESSORS AND ASSIGNS. This Agreement and the rights and obligations of the Parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

            (h) DEFINED TERMS. Certain defined terms used herein and not otherwise defined herein shall have them meanings ascribed to such terms in the Note and Warrant Purchase Agreement, dated as of January 14, 2005, by and between the Company and the Investor (the "Purchase Agreement").

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



                     [SIGNATURES APPEAR ON FOLLOWING PAGES]


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

                            [COMPANY SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned Party has executed this Agreement as of the day and year first above written.

                                       VITROTECH CORPORATION,
                                       a Nevada corporation


                                       By: /s/ Glenn Easterbrook
                                           -------------------------------------
                                             Name:  Glenn Easterbrook
                                             Title: Chief Executive Officer


                                       ADDRESS FOR NOTICE:


                                       Vitrotech Corporation
                                       5 Hutton Center Drive, Suite 700
                                       Santa Ana, California 92707
                                       Attention:     Glenn Easterbrook
                                                      Chief Executive Officer
                                       Facsimile:     (714) 708-4701

                                       with a copy to:

                                       Michael Sanders, Esq.
                                       20333 S.H. 249, Suite 600
                                       Houston, Texas 77070
                                       Facsimile:     (832) 446-2424

                            [INVESTOR SIGNATURE PAGE]


      IN WITNESS WHEREOF, the undersigned Investor has executed this Agreement as of the day and year first above written.

                                       VITROBIRTH, LLC
                                       a Delaware limited liability company


                                       By: /s/ Tony Namvar
                                           -------------------------------------
                                             Name:  Tony Namvar
                                             Title: Manager


                                       ADDRESS FOR NOTICE:

                                       Vitrobirth, LLC
                                       12121 Wilshire Blvd., Suite 1400
                                       Los Angeles, California 90025
                                       Attention: Tony Namvar
                                       Facsimile: (___) [_____________]

                                       with a copy to:

                                       Greenberg Traurig LLP
                                       650 Town Center Drive, Suite 1700
                                       Costa Mesa, California  92626
                                       Attention:   Steven T. Anapoell
                                       Facsimile:   (714) 708-6501


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